UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2010

ELECTRO SCIENTIFIC INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

OREGON	0-12853	93-0370304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13900 NW Science Park Drive, Portland, Oregon	97229
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 641-4141

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 11, 2010, the Board of Directors of Electro Scientific Industries, Inc. (the “Company”) approved a form of Indemnification Agreement (the “Agreement”) to be entered into by the Company and each of its directors and those officers who are subject to Section 16 of Securities Exchange Act of 1934. The Agreement requires the Company to indemnify the directors and officers to the maximum extent possible under applicable law and to advance expenses as provided in the Agreement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10	Form of Indemnification Agreement between the Company and each of its directors and certain of its officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2010.

Electro Scientific Industries, Inc.
(Registrant)

By:	/s/ Paul Oldham
Name:	Paul Oldham
Title:	Vice President of Administration,
Chief Financial Officer and Corporate Secretary

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